                                                                   EXHIBIT 10(V)

                                NATIONAL UNION
              [SEAL]        FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.                POLICY NUMBER:
                                                                444-19-67
                           A CAPITAL STOCK COMPANY
                                                                RENEWAL OF:
                           ADMINISTRATIVE OFFICES:              444-30-94
                  70 PINE STREET, NEW YORK, N.Y. 10270-0150


      DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT POLICY

NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS LIMITED GENERALLY TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS AND REPORTED TO THE INSURER DURING THE POLICY PERIOD. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.


NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MAY, AND IN CERTAIN CIRCUMSTANCES MUST, ADVANCE DEFENSE COSTS PAYMENTS PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                 DECLARATIONS
ITEM 1.  NAMED CORPORATION:  SENSORMATIC ELECTRONICS CORP.

         MAILING ADDRESS:  500 NW 12TH AVE
                           DEERFIELD BEACH, FL 33442

         STATE OF INCORPORATION OF THE NAMED CORPORATION:
                           Delaware

ITEM 2. SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

ITEM 3. POLICY PERIOD: From December 15, 1994 to December 15, 1995 (12:01 A.M. Standard Time at the address stated in Item 1)

ITEM 4. LIMIT OF LIABILITY: $10,000,000 aggregate for Coverages A and B combined (including Defense Costs)

ITEM 5.  RETENTION:

         Company Reimbursement and Indemnifiable Loss: $500,000 for Loss arising from claims alleging the same Wrongful Act or related Wrongful Acts.

ITEM 6.  PREMIUM:  $225,000

                                        JAYME PAYNE                JAN 11, 1995
                                -----------------------------------------------
SEDGWICK JAMES OF PENNSYLVANIA            Authorized Representative
600 GRANT STREET, STE. #5300
USX TOWER
PITTSBURGH, PA 15219                  ------------------      ------------------
   131447                              COUNTERSIGNATURE         COUNTERSIGNED
                                             DATE                     AT

                               ENDORSEMENT #23

This endorsement, effective 12:01 am, December 15, 1995 forms a part of policy number 444-19-67 issued to SENSORMATIC ELECTRONICS CORP. by National Union Fire Insurance Company of Pittsburgh, PA.

In consideration of the additional premium of $370,800, it is hereby understood and agreed that Item 3 of the Policy Declarations Policy Period is amended to read as follows:

From:  December 15, 1994                To:  December 15, 1996

It is further understood and agreed that for purposes of determining the policy herein, the annual aggregate Limit of Liability is amended to be inclusive of and apply to the following:

From:  December 15, 1994                To:  December 15, 1996


ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.









                                                             JAYME PAYNE
                                                       -------------------------
                                                       Authorized Representative

                                                                         (Logo)

                        EXECUTIVE RISK INDEMNITY INC.
                            Administrative Offices
                             82 Hopmeadow Street
                              Simsbury, CT 06070                  RECEIVED
                                                                 COMMERCIAL
                                                                MAY 29, 1996
                           EXCESS INDEMNITY POLICY            MARSH & MCLENNAN
                                 DECLARATIONS                 Coral Gables, FL

Renewal of:           Policy No.  752-030205-95

THIS IS A CLAIMS-MADE EXCESS POLICY WHICH APPLIES ONLY TO ANY CLAIM FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. THE LIMITS OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY PAYMENT OF DEFENSE EXPENSES.

ITEM 1. Insured:  Sensormatic Electronics Corporation

        Address:  500 951 Yamato Road
                  Boca Raton, FL 33431

ITEM 2. Policy Period:  (a) Inception Date: December 15, 1995

                        (b) Expiration Date: December 15, 1996
                            at 12:01 a.m. Standard Time at the address stated in ITEM 1.

ITEM 3. Limits of Liability (inclusive of Defense Expenses): 10,000,000.00

ITEM 4. Schedule of Underlying Insurance:

                  Insurer                   Policy No.    Limits            Retention
                  -------                   ----------    ------            ---------
Primary           National Union Fire       444-19-67     $10,000,000.00    $0.00 / $0.00 /
Policy            Insurance Company                                         $500,000.00
                  of Pittsburgh, Pa.

First
Excess

Second
Excess


ITEM 5.  Premium: $250,000.00

These Declarations and the policy, with endorsements, shall constitute the contract between the Insured and the Company.

         D21160         D21161      D21368       D22272



                                     By: /s/
                                         ------------------------------------
                                         Authorized Company Representative

(Logo)  RELIANCE                                                 NDA 0106919-95
                                                                 --------------
                                                                  POLICY NUMBER


                                                                                       1   RELIANCE INSURANCE COMPANY
                                                                                           Philadelphia, Pennsylvania
1  Coverage is provided in the Company designated by Number.
   Each is a stock insurance company, herein called the Underwriters.                  2   RELIANCE NATIONAL INDEMNITY COMPANY
                                                                                           Madison, Wisconsin

                                                                                       6   UNITED PACIFIC INSURANCE COMPANY
                                                                                           Philadelphia, Pennsylvania

                                                                                       9   RELIANCE NATIONAL INSURANCE COMPANY
                                                                                           Wilmington, Delaware

NOTICE:  THIS IS A CLAIMS MADE POLICY.  EXCEPT AS MAY BE OTHERWISE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS LIMITED TO
LIABILITY FOR ACTS COVERED BY UNDERLYING INSURANCE (ITEM D.) FOR WHICH CLAIMS ARE FIRST MADE AGAINST THE INSURED(S) WHILE THE POLICY
IS IN FORCE.  THIS POLICY DOES NOT PROVIDE FOR THE UNDERWRITERS TO DEFEND THE INSURED AND ANY DEFENSE COSTS AND OTHER CLAIM EXPENSE
COVERED UNDER THE POLICY ARE PART OF AND NOT IN ADDITION TO THE LIMIT OF LIABILITY.  PLEASE READ AND REVIEW THE POLICY CAREFULLY.

DECLARATIONS

ITEM A.  Name of Insured:  (hereinafter called the "Insured")
                          SENSORMATIC ELECTRONICS CORPORATION

         Address of Insured:  951 Yamato Road
                              Boca Raton, Florida 33431

ITEM B.  Policy Period:  from 12:01 a.m. on December 15, 1995                    To 12:01 a.m. on December 15, 1996
                                          (Standard Time at the address stated in Item A)

ITEM C.  Limit of Liability $10,000,000               Aggregate each Policy Year, including claim expense.

ITEM D.  SCHEDULE OF UNDERLYING INSURANCE:

         (1)  Primary Policy:

              Company:    National Union Fire Insurance Company

              Policy Number:  444-19-67

              Limit of Liability:  $10,000,000

         (2)  Underlying Excess Policy(ies):  See Endorsement No. 1

ITEM E.  ENDORSEMENTS EFFECTIVE AT INCEPTION: R012, R035, R013, R016, ENDT 5, ENDT 6, ENDT 7, ENDT 8

ITEM F.  TERMINATION OF PRIOR POLICY(IES):  NDA 0106919-94

ITEM G.  DISCOVERY CLAUSE:

         (1)  Additional Premium: $129,600

         (2)  Additional Period:  One year

ITEM H.  POLICY PERIOD PREMIUM:  $172,800

/s/
- ------------------------------------------                                                          June 4, 1996
Authorized Representative                                                                           ---------------
                                                                                                    Date


- --------------------------------------------------------------------------------
[LOGO]  Chubb Group of Insurance Companies
CHUBB
                                                DECLARATIONS
        15 Mountain View Road,                  DIRECTORS AND OFFICERS LIABILITY
        Warren, New Jersey 07060                AND REIMBURSEMENT EXCESS POLICY
- --------------------------------------------------------------------------------

   Item 1.      Parent Corporation:             Policy Number   8142-09-26-A
                  SENSORMATIC ELECTRONICS CORPORATION

   Item 2.      Principal Address:              FEDERAL INSURANCE COMPANY
                  951 Yamato Road               Incorporated under the laws of
                  Boca Raton, FL 33431-0700     New Jersey, a stock insurance
                                                company herein called the
                                                Company
================================================================================

   Item 3.      Limit of Liability:

                Each Policy Year                                $  10,000,000.


   Item 4.      Underlying Policy(ies):
                (A) Primary Policy:         See Endorsement #1


                (B) Other Policy(ies)       See Endorsement #1









   Item 5.      Policy Period:  From    12:01 A.M.  December 15, 1995
                                To      12:01 A.M.  December 15, 1996

   Item 6.      Endorsement(s) Effective At Inception:     1 through 5

   Item 7.      Termination of Prior Policy(ies)        8142-09-26



   IN WITNESS WHEREOF, the Company issuing this policy has caused this policy to be signed by its Authorized Officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                          FEDERAL INSURANCE COMPANY

       Henry G. Gemlick                            Danny R. O'Hare
    ----------------------                      ---------------------
                 Secretary                                  President


                                                     /s/ Mark S. Lamendola
                                                   -----------------------------
                                                     Authorized Representative

                                                             Mark S. Lamendola
                                                   -----------------------------
                                                                Date
                                                              12/26/95  nr

[LOGO ZURICH-AMERICAN INSURANCE GROUP]         DIRECTORS AND OFFICERS LIABILITY
                                               AND REIMBURSEMENT  EXCESS POLICY
- -------------------------------------------------------------------------------
                                                                   DECLARATIONS
- -------------------------------------------------------------------------------
Insurance is provided by the following company:
ZURICH INSURANCE COMPANY

Policy Number:DOC 3649549 00

Item 1.   PARENT COMPANY AND ADDRESS:   Sensormatic Electronics Corporation
                                        951 N.W. 31st Street
                                        Boca Raton, FL 334310700



Item 2. Limit of Liability: 10,000,000
        Note that the Limit of Liability is reduced or exhausted by Defense
        Costs.

Item 3. UNDERLYING INSURANCE:

        (A) PRIMARY POLICY:
            Insurer:             NATIONAL UNION
            Policy Number:       4441967
            Limit of Liability:  10,000,000

        (B) Other Policy(ies):
            Insurer: See Attached Schedule of Other Policy(ies) Underlying Insurance.
            Policy Number:
            Limit of Liability:

Item 4. POLICY PERIOD:  From 12:01 A.M. on February 27, 1996
                        To 12:01 A.M. on December 15, 1996
                        Local time at the address shown in Item 1

Item 5. Endorsement(s) Effective at Inception: See Endorsement numbers 1 - 3 as attached.


THIS POLICY IS WRITTEN ON A CLAIMS MADE BASIS. THIS POLICY COVERS ONLY CLAIMS FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Underwriter issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by the duly authorized representative of the Underwriter.

ZURICH INSURANCE COMPANY

/s/
- --------------------------------        W.A. Bolinder
   Authorized Representative            U.S. Manager       Corporate Secretary

         5/28/96
- --------------------------------
          Date




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